UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : November 25, 2003

     CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated June 1, 2003 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2003-B)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)


         Delaware                  333-69800-06                76-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2003-B pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2003, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, as Trustee.

   On November 25, 2003 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on November 25, 2003 as Exhibit 99.1.

CHEC FUNDING,LLC
Centex Home Equity Loan Asset-Backed Certificates, Series 2003-B
-------------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             JPMorgan Chase Bank,


Date:  November 26, 2003        By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                             Name:  Mark W. McDermott
                             Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders November 25, 2003

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  November 25, 2003



                      Centex Home Equity Loan Trust 2003-B
                         STATEMENT TO CERTIFICATEHOLDERS
                                 November 25, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF_1       95,300,000.00    83,651,498.82    4,336,083.89    114,323.72     4,450,407.61    0.00       0.00       79,315,414.93
AF_2       21,300,000.00    21,300,000.00            0.00     32,624.50        32,624.50    0.00       0.00       21,300,000.00
AF_3       52,300,000.00    52,300,000.00            0.00     99,936.58        99,936.58    0.00       0.00       52,300,000.00
AF_4       65,700,000.00    65,700,000.00            0.00    177,116.25       177,116.25    0.00       0.00       65,700,000.00
AF_5        5,500,000.00     5,500,000.00            0.00     17,233.33        17,233.33    0.00       0.00        5,500,000.00
AF_6       26,700,000.00    26,700,000.00            0.00     70,599.25        70,599.25    0.00       0.00       26,700,000.00
AV        314,200,000.00   293,939,701.62   13,115,405.47    331,498.66    13,446,904.13    0.00       0.00      280,824,296.15
M_1        49,000,000.00    49,000,000.00            0.00     71,839.44        71,839.44    0.00       0.00       49,000,000.00
M_2        36,750,000.00    36,750,000.00            0.00     83,483.75        83,483.75    0.00       0.00       36,750,000.00
M_3        22,750,000.00    22,750,000.00            0.00     77,337.36        77,337.36    0.00       0.00       22,750,000.00
B          10,500,000.00    10,500,000.00            0.00     42,037.92        42,037.92    0.00       0.00       10,500,000.00
TOTALS    700,000,000.00   668,091,200.44   17,451,489.36  1,118,030.76    18,569,520.12    0.00       0.00      650,639,711.08

AIO_I     102,000,000.00    78,000,000.00            0.00    325,000.00       325,000.00       0.00       0.00    72,000,000.00
AIO_II    133,000,000.00   106,000,000.00            0.00    375,416.67       375,416.67       0.00       0.00    99,000,000.00
X_IO              823.74   668,091,200.44            0.00  2,587,495.54     2,587,495.54       0.00       0.00   650,639,711.08
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
AF_1     152314GW4    877.77018699    45.49930630         1.19961931      46.69892560          832.27088069     AF_1     1.640000 %
AF_2     152314GX2  1,000.00000000     0.00000000         1.53166667       1.53166667        1,000.00000000     AF_2     1.838000 %
AF_3     152314GY0  1,000.00000000     0.00000000         1.91083327       1.91083327        1,000.00000000     AF_3     2.293000 %
AF_4     152314GZ7  1,000.00000000     0.00000000         2.69583333       2.69583333        1,000.00000000     AF_4     3.235000 %
AF_5     152314HA1  1,000.00000000     0.00000000         3.13333273       3.13333273        1,000.00000000     AF_5     3.760000 %
AF_6     152314HB9  1,000.00000000     0.00000000         2.64416667       2.64416667        1,000.00000000     AF_6     3.173000 %
AV       152314HC7    935.51782820    41.74221983         1.05505621      42.79727603          893.77560837     AV       1.400000 %
M_1      152314HD5  1,000.00000000     0.00000000         1.46611102       1.46611102        1,000.00000000     M_1      1.820000 %
M_2      152314HE3  1,000.00000000     0.00000000         2.27166667       2.27166667        1,000.00000000     M_2      2.820000 %
M_3      152314HF0  1,000.00000000     0.00000000         3.39944440       3.39944440        1,000.00000000     M_3      4.220000 %
B        152314HG8  1,000.00000000     0.00000000         4.00361143       4.00361143        1,000.00000000     B        4.970000 %
TOTALS                954.41600063    24.93069909         1.59718680      26.52788589          929.48530154

AIO_I    N/A          764.70588235     0.00000000         3.18627451       3.18627451          705.88235294     AIO_I    5.000000 %
AIO_II   N/A          796.99248120     0.00000000         2.82268173       2.82268173          744.36090226     AIO_II   4.250000 %
X_IO     N/A                ####       0.00000000             ####             ####                  ####       X_IO     0.000000 %
--------------------------------------------------------------------------------------------------  --------------------------------
If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4493
                              Fax: (212) 623-5930
                        Email: Nadezhka.Thomas@chase.com
                    ---------------------------------------
                                      -5-

Sec. 7.09(ii)          Distributions Allocable to Principal
                       Group I
                       Scheduled Monthly Payments                                                               315,037.88
                       Curtailments                                                                              64,001.40
                       Prepayments in Full                                                                    3,954,529.45
                       Loans Repurchased by Seller                                                                    0.00
                       Substitution Amounts                                                                           0.00
                       Net Liquidation Proceeds                                                                       0.00

                       Group II
                       Scheduled Monthly Payments                                                               265,795.52
                       Curtailments                                                                              11,014.15
                       Prepayments in Full                                                                   12,838,595.80
                       Loans Repurchased by Seller                                                                    0.00
                       Substitution Amounts                                                                           0.00
                       Net Liquidation Proceeds                                                                       0.00

                       Subordination Increase Amount                                                                  0.00
                       Excess Overcollateralization Amount                                                            0.00

Sec. 7.09(iv)          Class Interest Carryover Shortfall
                       Class AF-1                                                                                     0.00
                       Class AF-2                                                                                     0.00
                       Class AF-3                                                                                     0.00
                       Class AF-4                                                                                     0.00
                       Class AF-5                                                                                     0.00
                       Class AF-6                                                                                     0.00
                       Class AV                                                                                       0.00
                       Class M-1                                                                                      0.00
                       Class M-2                                                                                      0.00
                       Class M-3                                                                                      0.00
                       Class B                                                                                        0.00

Sec. 7.09(v)           Class Principal Carryover Shortfall
                       Subordinate Certificates
                       Class M-1                                                                                      0.00
                       Class M-2                                                                                      0.00
                       Class M-3                                                                                      0.00
                       Class B                                                                                        0.00

Sec. 7.09(vi)          Aggregate Loan Balance of Each Group
                       Group I Beginning Aggregate Loan Balance                                             255,151,498.82
                       Group I Ending Aggregate Loan Balance                                                250,815,414.93

                       Group II Beginning Aggregate Loan Balance                                            412,939,701.62
                       Group II Ending Aggregate Loan Balance                                               399,824,296.15

Sec. 7.09(vii)         Overcollateralization
                       Total Overcollateralization Amount                                                             0.00
                       Total Required Overcollateralization Amount                                                    0.00

Sec. 7.09(viii)        Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)          Substitution Amounts
                       Group I                                                                                        0.00
                       Group II                                                                                       0.00

Sec. 7.09(ix)          Loan Purchase Price Amounts
                       Group I                                                                                        0.00
                       Group II                                                                                       0.00

Sec. 7.09(x)           Weighted Average Net Coupon Rate
                       Group I                                                                                    8.0910 %
                       Group II                                                                                   7.8116 %

Sec. 7.09(xi)          Monthly Remittance Amount
                       Group I                                                                                6,054,426.52
                       Group II                                                                              15,803,998.06

Sec. 7.09(xiii)        Weighted Average Gross Margin - Group II Loans                                             8.3762 %

Sec. 7.09(xiv)         Largest Loan Balance
                       Group I                                                                                  710,179.43
                       Group II                                                                                 670,352.91

Sec. 7.09(xv)          Basic Principal Amount
                       Group I                                                                                4,333,568.73
                       Group II                                                                              13,115,405.47

Sec. 7.09(xvi)         Net Wac Cap Carryover Paid
                       Group I                                                                                        0.00
                       Group II                                                                                       0.00

Sec. 7.09(xvi)         Remaining Net Wac Cap Carryover
                       Group I                                                                                        0.00
                       Group II                                                                                       0.00
                       Subordinate                                                                                    0.00

Sec. 7.09(xviii)       Net Wac Cap
                       Group I Net WAC Cap                                                                          6.56 %
                       Group II Net WAC Cap                                                                         6.95 %
                       Subordinate Net WAC Cap                                                                      6.95 %

Sec. 7.09(xix)         Applied Realized Loss Amounts
                       Subordinate Certificates
                       Class M-1                                                                                      0.00
                       Class M-2                                                                                      0.00
                       Class M-3                                                                                      0.00
                       Class B                                                                                        0.00

Sec. 7.09(xx)          Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)        Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)
                                               Group 1
                                                                                        Principal
                                               Period                Number               Balance              Percentage
                                              30-59 days                     59            2,949,956.04                  1.18 %
                                              60-89 days                     17              726,171.19                  0.29 %
                                              90+days                         9              640,414.58                  0.26 %
                                              Total                      85                4,316,541.81                  1.73 %
                                               Group 2
                                                                                        Principal
                                               Period                Number               Balance              Percentage
                                              30-59 days                     80            7,335,891.10                  1.83 %
                                              60-89 days                     21            2,053,046.35                  0.51 %
                                              90+days                        10              976,771.92                  0.24 %
                                               Total                        111           10,365,709.37                  2.58 %

                                               Group Totals
                                                                                        Principal
                                               Period                Number               Balance              Percentage
                                              30-59 days                    139           10,285,847.14                  1.58 %
                                              60-89 days                     38            2,779,217.54                  0.43 %
                                              90+days                        19            1,617,186.50                  0.25 %
                                               Total                        196           14,682,251.18                  2.26 %


Sec. 7.09(b)(ii)       Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                               Group 1
                                                                    Principal
                                               Number               Balance               Percentage
                                                        14              868,509.91                 0.35 %
                                               Group 2
                                                                    Principal
                                               Number               Balance               Percentage
                                                        34            2,809,379.21                 0.70 %
                                              Group Totals
                                                                    Principal
                                               Number               Balance               Percentage
                                                        48            3,677,889.12                 0.57 %

Sec. 7.09(b)(iii)      Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                               Group 1
                                                                    Principal
                                               Number               Balance               Percentage
                                                         8              462,067.87                 0.18 %
                                               Group 2
                                                                    Principal
                                               Number               Balance               Percentage
                                                        19            2,272,635.69                 0.57 %
                                              Group Totals
                                                                    Principal
                                               Number               Balance               Percentage
                                                        27            2,734,703.56                 0.42 %

Sec. 7.09(b)(iii)      Balloon Loans
                       Number of Balloon Loans                                                                            116.00
                       Balance of Balloon Loans                                                                     9,348,209.03

Sec. 7.09(b)(iv)       Number and Aggregate Principal Amounts of REO Loans
                                               Group 1
                                                                    Principal
                                               Number               Balance               Percentage
                                                         0                    0.00                 0.00 %
                                               Group 2
                                                                    Principal
                                               Number               Balance               Percentage
                                                         1               72,441.00                 0.02 %
                                              Group Totals
                                                                    Principal
                                               Number               Balance               Percentage
                                                         1               72,441.00                 0.01 %

Sec. 7.09(b)(v)        Book Value of REO Loans
                       Group I                                                                                              0.00
                       Group II                                                                                             0.00

Sec. 7.09(b)(vi)       Realized Losses
                       Group I
                       Monthly Realized Losses                                                                          2,515.16
                       Cumulative Realized Losses                                                                       2,515.16
                       Group II
                       Monthly Realized Losses                                                                              0.00
                       Cumulative Realized Losses                                                                           0.00

Sec. 7.09(b)(vii)      Net Liquidation Proceeds
                       Group I                                                                                              0.00
                       Group II                                                                                             0.00

Sec. 7.09(b)(viii)     60+ Delinquency Percentage (Rolling Three Month)                                                 1.1023 %

Sec. 7.09(b)(ix)       Cumulative Loss Percentage
                       Cumulative Realized Losses Since Cut-Off Date                                                    2,515.16
                       Aggregate Loan Balance as of the Cut-Off Date                                              700,000,823.47
                       Cumulative Loss Percentage                                                                         0.00 %

Sec. 7.09(b)(x)        Has a Trigger Event Occurred?                                                                          NO

                       1-Month LIBOR for Current Distribution Date                                                     1.12000 %

